SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 21, 2002



                             DENBURY RESOURCES INC.
             (Exact name of Registrant as specified in its charter)



                                    Delaware
                          (State or other jurisdiction
                               of incorporation or
                                  organization)

    1-12935                                                   75-2815171
(Commission File Number)                                   (I.R.S. Employer
                                                            Identification No.)


            5100 Tennyson Parkway
                 Suite 3000
                Plano, Texas                                     75024
  (Address of principal executive offices)                     (Zip code)


Registrant's telephone number, including area code:           (972)673-2000

Item 5.  Other Events

     On March 21, 2002, Denbury Resources Inc. (the "Company") announced that it will de-list from the Toronto Stock Exchange, effective April 15, 2002, citing low trading volume and a declining number of Canadian shareholders. A copy of the press release announcing the de-listing is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         Exhibits:

         Exhibit No.                          Exhibit
         -----------                          -------

           99.1 Press release dated March 21, 2002, entitled "Denbury Resources Announces Plans to De-list from the Toronto Stock Exchange."

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                 Denbury Resources Inc.
                                                (Registrant)


Date: March 25, 2002                             By: /s/ Phil Rykhoek
                                                 -------------------------------
                                                     Phil Rykhoek
                                                     Chief Financial Officer